SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2007

STRATSSM Trust for Ambac Financial Group, Inc., Series 2007-1
(Exact Name of Registrant as Specified in Charter)

Synthetic Fixed-Income Securities, Inc.
(Exact Name of Sponsor and Depositor as Specified in its Charter)

Delaware	333-135656-03 333-135656	52-2316339

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Numbers)	Identification No.)

Synthetic Fixed Income Securities, Inc. 301 South College Charlotte, North Carolina		28288

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 383-7727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[STRATS 2007-1 8-K]

Section 8  Other Events

Item 8.01	Other Events

On July 16, 2007 Synthetic Fixed-Income Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a Base Trust Agreement, dated as of September 8, 2006 (the “Base Trust Agreement”), as supplemented by a Series Supplement, dated as of July 16, 2007 (the “Series Supplement” and together with the Base Trust Agreement, the “Trust Agreement”), by and between the Depositor, as trustor, and U.S. Bank Trust National Association, as trustee, of the STRATSSM Callable Class A Certificates, Series 2007-1 (the “Certificates”). The Certificates, having an aggregate initial principal amount of $34,287,300, were sold to Wachovia Capital Markets, LLC, RBC Dain Rauscher Inc. and Oppenheimer Co., Inc, pursuant to an Underwriting Agreement, dated June 29, 2007, by and between the Depositor and Wachovia Capital Markets, LLC, as representative of the underwriters named in the Underwriting Agreement.

Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Form 8-K, are filed as exhibits to this report.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

Exhibit No.	Description

1

Underwriting Agreement, dated June 29, 2007, by and between Synthetic Fixed-Income Securities, Inc. and Wachovia Capital Markets, LLC as representative of the underwriters named in the Underwriting Agreement.

4.1

Trust Agreement, dated September 8, 2006, by and between Synthetic Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee (included in Exhibit 4.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on September 22, 2006, which is incorporated herein by reference).

4.2	Trust Supplement, dated July 16, 2007, by and between Synthetic Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

10.1	Warrant Agent Agreement, dated as of July 16, 2007, by and between Synthetic-Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in the opinion filed as part of Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Synthetic Fixed-Income Securities, Inc.
(Registrant)

By: /s/ James Whang
Name: James Whang
Title: Authorized Signatory

Date: July 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

1

Underwriting Agreement, dated June 29, 2007, by and between Synthetic Fixed-Income Securities, Inc. and Wachovia Capital Markets, LLC as representative of the underwriters named in the Underwriting Agreement.

4.1

Trust Agreement, dated September 8, 2006, by and between Synthetic Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee (included in Exhibit 4.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on September 22, 2006, which is incorporated herein by reference).

4.2	Trust Supplement, dated July 16, 2007, by and between Synthetic Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

10.1	Warrant Agent Agreement, dated as of July 16, 2007, by and between Synthetic-Fixed-Income Securities, Inc. as Trustor, and U.S. Bank Trust National Association as Trustee.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in the opinion filed as part of Exhibit 5.1 and Exhibit 8.1)